UNIT PURCHASE AGREEMENT


                    AGREEMENT, dated as of October 25, 1996, by and among AMERICAN ELECTROMEDICS CORP., a Delaware corporation (the "Company"), and each of the persons severally listed on the Schedule of Purchasers attached hereto. The persons listed on the Schedule of Purchasers are sometimes hereinafter collectively referred to as the "Purchasers" and individually as a "Purchaser."

                    WHEREAS, the Company desires to issue and sell, and the Purchasers desire to purchase, up to 12 units (the "Units"), each Unit consisting of $60,000 principal amount of the Company's 14% Convertible Subordinated Debentures, due October 31, 1999 (the "Debentures"), and 20,000 shares of the Company's Common Stock, $.10 par value (the "Common Stock"), subject to the terms and conditions herein;

                    NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the Company and each Purchaser, severally and not jointly, hereby agree as follows:


                                      SECTION 1.

                            Sale and Purchase of the Units
                           -------------------------------

                    At each Closing (as defined in Section 2.1 hereof), and subject to the terms and conditions hereof and in reliance upon the representations and warranties contained herein, the Company is issuing and selling to the Purchasers and each Purchaser is purchasing from the Company the number of Units set forth opposite such Purchaser's name in the column labelled "Units" in the Schedule of Purchasers attached hereto. The Debentures shall be in, or substantially in, the form of Exhibit A annexed hereto.


                                      SECTION 2

                            Closing, Payment and Delivery
                             ----------------------------

                    2.01  Closing Date and Place of Closing.  The purchase
                          ---------------------------------
          and sale of the Units hereunder shall be consummated pursuant to one or more closings (each a "Closing") to be held at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York. The initial Closing of the Debentures shall be held on October 24, 1996 or on such other date as the parties may agree but not later than December 2, 1996 (the "Initial Closing"); provided that at least 10 Units are purchased at the Initial Closing. Subsequent Closings, if any, shall be held no later than December 2, 1996. Each Closing of the purchase and sale of the Units shall take place on or about the dates, shall be in the amounts, and shall be made to the persons, specified in the Schedule of Purchasers attached hereto.

                    2.02  Payment and Delivery.  At each Closing each
                          --------------------
          Purchaser scheduled to consummate the purchase and sale on such date shall pay to the Company by wire transfer of immediately available funds or such other form of payment as shall be mutually agreed upon by the Company and that Purchaser, the purchase price equal to the amount set forth opposite his name in the column labelled "Purchase Price" on the Schedule of Purchasers, and the Company shall deliver to each Purchaser a Debenture in such principal amount and shares of Common Stock in the amounts set forth under in the appropriate columns in such table.


                                      SECTION 3

                    Representations and Warranties of the Company
                    ---------------------------------------------

                    The Company hereby represents and warrants to each Purchaser as follows:

                    3.01  Organization, Qualification, Certificate and By-
                          -------------------------------------------------
          laws.  The Company is a corporation duly organized, validly
          -----
          existing and in good standing under the laws of the State of Delaware. The Company is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction where the character of its properties, owned or leased, or the nature of its activities make such qualification necessary.

                    3.02  Corporate Power.  The Company has all requisite
                          ---------------
          corporate power to enter into this Agreement, to sell the Units (and the underlying Debentures and shares of Common Stock) and to carry out and perform its obligations under the terms of this Agreement, and also to own properties owned by it and to conduct business as being conducted by it.

                    3.03  Authorization.   All corporate action on the part of
                          -------------
          the Company necessary for the authorization, execution, delivery and performance by the Company of this Agreement and for the authorization, issuance and delivery of the Units (and the underlying Debentures and shares of Common Stock) issuable upon
          payment  therefor  has  been  taken.    This  Agreement  and  the
          Debentures constitute valid and binding agreements of the Company enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.


                    3.04   Common  Stock. The shares of Common Stock included
                           ------------
          in the Units as well as the shares of Common Stock issuable upon conversion of the Debentures upon issuance pursuant to this
          Agreement or the  Debentures will be  validly issued, fully  paid
          and  non-assessable shares  of  Common Stock.    The Company  has
          received stockholder approval to effect a reverse split of its Common Stock within a range between and including a one-for-one
          and  one-half  and  a   one-for-five  basis,  and  management  is
          contemplating implementing the stock split.

                    3.05   Financial  Information. The Company's Annual Report
                           -----------------------
          on Form 10-KSB for the fiscal year ended July 27, 1996 (the "Company's Reports") present fairly the financial position and results of operations of the Company at the dates and for the periods to which they relate. The audited financial statements
          contained  in  the  Company's   Reports  have  been  prepared  in
          accordance   with   generally   accepted  accounting   principles
          consistently followed throughout the periods involved (except as may be otherwise indicated in the notes thereto).

                    3.06  Absence of Certain Changes.  At all times since
                          --------------------------
          July 27, 1996, there has not been any event or condition of any character which has adversely affected, or may be expected to adversely affect, the Company's business or prospects, including but not limited to:

                    (a) any material adverse change in the condition, assets, liabilities (existing or contingent) or business of the Company from that shown in the Company's Reports and in other public reports by the Company;

                    (b) any damage, destruction or loss of any of the properties or assets of the Company (whether or not covered by insurance) materially adversely affecting the business or plans of the Company;

                    (c) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

                    (d) any actual or threatened cancellation or adverse modification of any material agreement to which the Company is a party; or

                    (e) any labor trouble, or any other event or condition of any character, materially adversely affecting the business or plans of the Company.

                    3.07  Taxes.  The Company has filed or will file within
                          -----
          the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service and with the States of Delaware and New Hampshire and (except to the extent that the failure to file would not have a material adverse effect on the condition or operations of the Company) with all other jurisdictions where such filing is required by law. The Company has paid, or made adequate provision for the payment of, all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due on or in respect of such tax returns and reports. The Company's federal income tax returns have not, to the best of the Company's knowledge and belief, been audited by the Internal Revenue Service.

                    3.08  Litigation.  Except as otherwise disclosed in the
                          -----------
          Company's Reports, there is neither pending nor, to the Company's knowledge, threatened, any action, suit, proceeding or claim to which the Company is or may be named as a party or its property is or may be subject and in which an unfavorable outcome, ruling or finding in any such matter or for all such matters taken as a whole might have a material adverse effect on the condition, financial or otherwise, and operations or prospects of the Company. The Company has no knowledge of any unasserted claim which, if asserted and granted might have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company.

                    3.09  Consents.  No consent, approval, qualification,
                          --------
          order or authorization of, or filing with, any governmental authority is required in connection with the Company's execution, delivery or performance of this Agreement, or the offer, sale or issuance of the Debentures by the Company other than "Blue Sky" filings which have been made based upon the addresses of the Purchasers as set forth on the Schedule of Purchasers.

                    3.10  Compliance.  The execution, delivery and
                          -----------
          performance of this Agreement by the Company does not conflict with or cause a breach under any of the terms or conditions of
          (i) its Certificate of Incorporation or By-Laws or (ii) any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which the Company is subject and a breach or violation of which might have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company. To the best knowledge of the Company, the operations of the Company have complied and are in compliance in all material respects with all applicable federal, state and local laws, and where appropriate, foreign laws, except to the extent any failure to so comply would not have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company. The Company possesses all permits, licenses and approvals of governmental authorities which are required in the operation of its business, except for those the failure of which to hold would not have a material adverse effect on the Company's business and prospects. To the best knowledge of the Company, the Company is in compliance in all material respects with the terms and conditions of such permits, licenses and approvals and all material agreements to which it is a party.

                    3.11  Company Reports.  The Company Reports, taken as a
                          ----------------
          whole as of the date hereof, do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                    3.12  Intellectual Property.  The Company owns or has
                          ----------------------
          valid, adequate and subsisting rights to use and exploit all patents, patent licenses, trade secrets, copyrights, trademarks and service marks necessary for the conduct of the business of the Company as described in the Company's Reports (collectively, the "Intellectual Property") free and clear of any pledge, lien, charge, claim or option. Such Intellectual Property is valid and in full force and effect. None of the processes currently used by the Company or any of the properties or products currently sold by the Company, to the best knowledge of the Company, infringes the patent, industrial property, trademark, trade name, other mark, right or copyright of any other person or entity. The Company has not received any written notice of adverse claim with respect to any of the Intellectual Property, and, to the Company's best knowledge, no basis exists for any such claim.

                    3.13  Registration Rights.  No person owning shares of
                          --------------------
          Common Stock of the Company or holding options or other securities exercisable or convertible into Common Stock of the Company has any right to require the Company to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), to register shares of Common Stock of the Company.

                    3.14  Real Property.  The Company does not own any real
                          ---------------
          property.

                    3.15  Offering of the Units. Subject to the accuracy of
                          ---------------------
          the representations of the Purchasers, the offering and sale of the Units (including the underlying Debentures and shares of Common Stock) would be exempt from the registration requirements of Section 5 of the Securities Act and, subject to making necessary notice filings, would be exempt from the provisions of any securities, "blue sky" or similar law of any applicable jurisdiction.



                                      SECTION 4

                     Representations and Warranties of Purchasers
                    ---------------------------------------------

                    Each Purchaser represents and warrants to the Company, severally and not jointly, and only as to himself, as follows:

                    4.01  Experience.  He is experienced in evaluating and
                          ----------
          investing in companies such as the Company, and has such knowledge and experience in evaluating the merits and risks of his investment, and has the ability to bear the economic risks of his investment. He is an "accredited investor", as such term is defined in Regulation D under the Securities Act.

                    4.02  Investment.  He is acquiring the Units for
                          ----------
          investment for his own account and not with the view to, or for resale in connection with, any distribution thereof. He understands that the Units have not been registered under the Securities Act by reason of specified exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of his investment intent as expressed herein, and that the resale of the Units is restricted under the Securities Act.

                    4.03 Rule 144. He acknowledges that the Debentures and
                         ---------
          the Common Stock included in the Units and underlying the Debentures must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. He is aware of the Company's obligation to register the Common Stock as set forth in Section 5 of this Agreement. He has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

                    4.04  Authority.  He has full power and authority under
                          ---------
          all applicable laws to enter into this Agreement and to consummate the transactions herein and has taken all action necessary to authorize his execution and performance of this Agreement. This Agreement when executed and delivered will be duly executed and will constitute his legal, valid and binding obligation, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement or creditors' rights generally and general principles of equity.

                    4.05  Access to Data.  He is fully familiar with the
                          ---------------
          Company's business, operations and financial history as set forth in the Company Reports and Proxy Statement, dated September 9, 1996, and has read and understands the provisions of the Debentures. He, or his financial advisor, has had an opportunity to discuss the Company's business, operations and financial affairs with its management and has had the opportunity to review the Company's facilities.

                    4.06  Purchaser's Questionnaire.  He has completed a
                          -------------------------
          Purchaser's Questionnaire  in the form annexed  hereto as Exhibit
          B. As of the Closing, all information contained in the Purchaser's Questionnaire shall remain true and correct.



                                      SECTION 5

                                 Registration Rights
                                 --------------------

                    5.01  Registration.  Promptly after the earlier of (i)
                          ------------
          March 31, 1997 or (ii) the Common Stock first being traded on the Nasdaq Small Cap Market, the Company shall file a registration statement (the "Registration Statement") on Form S-3 or such other applicable form under the Securities Act with the
          Securities and Exchange Commission (the "Commission") for the sale of shares of Common Stock included in the Units and also underlying the Debentures (the "Registered Shares") and use its best efforts to maintain the Registration Statement current under the Securities Act from its effective date until the earlier of
          (A) two (2) years after the Initial Closing or (B) all Registered Shares included therein have been sold. The Company may include the Registered Shares in a registration statement being filed by the Company with respect to other securities of the Company. The Company shall give written notice to the Purchasers at least twenty (20) days prior to filing the Registration Statement asking each Purchaser how many of his shares of Common Stock he wants to include in the Registration Statement. A Purchaser who fails to timely advise the Company in writing of the number of shares of Common Stock he wants to include in the Registration Statement shall have no further rights to have his shares included therein. The obligation of the Company under this
          Section 5 shall be limited to one Registration Statement which becomes effective under the Securities Act.

                    5.02 Registration Procedures. (a) The Company shall pay
                         ------------------------
          all expenses of the Registration Statement filed pursuant to this
          Section 5, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and
          disbursements  of  counsel  for  the   Company,  accounting  fees
          incidental to or required by such registration; provided, however
                                                          --------  --------
          that the Purchaser shall pay all underwriting discounts and commissions applicable to his Registered Shares and fees and
          disbursements of his own attorney.   The Company shall furnish the
          Purchaser such number of copies of a prospectus, including a preliminary prospectus, to the Registration Statement as the Purchaser may reasonably request.

                    (b) In connection with any Registration Statement filed pursuant to this Section 5, the Company shall file any post-effective amendment or amendments to the Registration Statement which may be required under the Securities Act during the period reasonably required to effect the distribution contemplated thereby.

                    (c) The Company shall notify the Purchaser during the period the Registration Statement is required to remain effective, or at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Registration Statement or the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Purchaser agrees, upon receipt of such notice, forthwith to cease making offers and sales of his Registered Shares pursuant to the Registration Statement or deliveries of the prospectus contained therein for any purpose and to return to the Company the copies of such prospectus not theretofore delivered by him. The Company shall prepare and furnish to the Purchaser a reasonable number of copies of any supplement to or an amendment of such prospectus that may be necessary for delivery to any purchaser of such Shares. The Company shall promptly notify the Purchaser of any stop order or similar proceeding initiated by state or Federal regulatory bodies and use its best efforts to take all necessary steps expeditiously to remove such stop order or similar proceeding.

                    (d) The Company shall not be required to include in any Registration Statement any Registered Shares if in the opinion of counsel to the Company, registration of the Registered Shares proposed to be included is not required under the Securities Act as such Registered Shares may then be publicly sold in accordance with Section 4(1) thereof and Rule 144 thereunder.

                    5.03  State Securities Laws.  In connection with the
                          ---------------------
          offering of any Registered Shares pursuant to this Section 5, the Company shall use its best efforts to qualify or register the Registered Shares under the securities or "Blue Sky" laws of such jurisdictions as may be reasonably requested by the Purchaser; provided, however, that the Company shall not be obligated to
          --------  -------
          qualify as a foreign corporation to do business under the laws of any such jurisdiction in which it is not then qualified or to file any general consent to service of process.

                    5.04  Indemnification.  In connection with any
                          ----------------
          registration or qualification of Registered Shares hereunder, to the extent permitted by law, the Company shall indemnify the
          Purchasers, and each Purchaser shall severally indemnify the Company with respect to written information furnished by such Purchaser for inclusion in the Registration Statement, all according to ordinary and customary procedures then in effect for such indemnification; provided, however, that if the offering is to
                                --------  -------
          be underwritten, the Company and the Purchasers shall also indemnify each underwriter and each underwriter shall indemnify the Company and the Purchaser according to ordinary and customary procedures then in effect for such indemnification.

                    5.05  Purchaser Obligations.  The Purchaser agrees that
                          ----------------------
          as a condition to the Company's obligation under this Section 5, the Purchaser shall provide such information (in writing) and execute such documents (including any agreement or undertaking relating to any underwriting or other method of sale or distribution, indemnification or other matters contemplated hereby) as may reasonably be required by the Company in connection with any registration, qualification or listing of his Registered Shares. Information so furnished, and each document so executed, shall state that it can be used in or in connection with the Registration Statement under which the Registered Shares are registered.

                                      SECTION 6

                                    Miscellaneous
                                    --------------

                    6.01  Governing Law. This Agreement shall be governed by
                          -------------
          and construed with the laws of the State of Delaware, without giving effect to conflicts of law.

                    6.02  Survival. The  representations and  warranties made
                          --------
          in Sections 3 and 4 hereof shall survive the Closing  for so long
          as any  of the Purchaser's  Debentures remain  outstanding.   The
          obligations of Section 5 hereof shall survive the Closing.

                    6.03  Successors and Assigns. This  Agreement shall inure
                          ----------------------
          to the  benefit of, and be  binding upon, the parties  hereto and
          their   respective  successors,  assigns,  heirs,  executors  and
          administrators.

                    6.04  Entire Agreement; Amendment.  This Agreement and
                          ---------------------------
          the Debentures delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Purchasers of a majority in amount of the Units.

                 6.05  Notices,  etc.  All  notices ad other  communications
                       --------------
          required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, by facsimile, or by express courier, or delivered either by hand or by messenger, addressed (i) if to a Purchaser, as indicated on the Schedule of Purchasers attached hereto, or at such facsimile number or other address as such Purchaser shall have furnished to the Company in writing, or (ii) if to the Company, at 13 Columbia Drive, Suite 18, Amherst, New Hampshire 03031, Attention: Noel A. Wren, President, (FAX: 603-880-8977) or at such other address as the Company shall have furnished to the Purchasers in writing.

                    6.06  Rights; Separability.  Unless otherwise expressly
                          --------------------
          provided herein, the rights of the Purchasers hereunder are several rights, not rights jointly held with any of the other Purchasers. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    6.07  Broker.  Each Purchaser hereby acknowledges that
                          ------
          the Company may pay fees to persons who are finders and/or registered SEC and NASD broker-dealers to assist with the execution and delivery of this Agreement and the offering and sale of the Units, and that the Company is responsible for the payment of such fees or commissions in amounts up to 7% of the aggregate principal amount of Units purchased by a Purchaser for whom any such finder or broker-dealer had acted.

                    6.08  Information Confidential.  Each Purchaser
                          ------------------------
          acknowledges that the information received by him in connection with the offer of the Units pursuant to this Agreement may be confidential and is for the Purchaser's use only. He will not use such confidential information in violation of the Exchange Act or otherwise, or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys and financial advisors), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Purchaser is required to disclose such information by a governmental body.

                    6.09  Expenses.  The Company and the Purchasers shall
                          --------
          bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby; provided, however, that the Company shall pay $15,000 of the expenses, including legal fees, incurred by Mr. Marcus Rowan, exclusive of any consulting fee to him.

                  6.10  Titles and Gender. The titles  of the Sections and
                         -----------------
          Subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Whenever used herein, the singular member includes the plural, the plural includes the singular, and the use of any gender shall include all genders.

                    6.11  Counterparts.  This Agreement may be executed in
                          ------------
          any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        AMERICAN ELECTROMEDICS CORP.


                                        By: /s/ Noel Wren
                                           ------------------------------
                                             Noel Wren, President


                                        PURCHASERS:

                                        Harvey H. Conger Trust No. 2
                                      By:/s/   Blake  C.   Davenport, Trustee
                                             ------------------------------
                                              Blake C. Davenport, Trustee


                                        Robert M. Davenport
                                        By:   /s/ Blake C.  Davenport
                                            ------------------------------
                                             Blake C. Davenport,
                                                   Attorney-in-fact


                                        Wall Street Consultants, Inc.
                                        By:  /s/ Donald Kirsch
                                             ------------------------------
                                             Donald Kirsch, President


                                         /s/ Thomas A. Slamecka
                                        --------------------------------
                                         Thomas A. Slamecka


                                         /s/ Alan Feldman
                                        ---------------------------------
                                        Alan Feldman


                                        Alden Foundation
                                        By:   /s/ Alan Gelband
                                             ------------------------------
                                             Alan Gelband, Vice President


                                        Alan Gelband Co. Defined
                                         Contribution Pension Plan
                                        By:   /s/ Alan Gelband, TTEE
                                             ------------------------------
                                             Alan Gelband, Trustee


                                        /s/ John McMahon
                                        -----------------------------------
                                        John McMahon


                                        /s/ Jonathan F. Boucher
                                        ---------------------------------
                                        Jonathan F. Boucher


                                        JBR Trust No. 4
                                    By:/s/  Marshall E. Eisenberg, Trustee
                                         ---------------------------------
                                          Marshall E. Eisenberg, Trustee


                                        LGD Corporation
                                        By: Brian J. Richmand, President
                                           -------------------------------
                                             Brian J. Richmand, President


                                        /s/ Mark C. Mamolen
                                        --------------------------------
                                        Mark C. Mamolen


                                        /s/ Marcus R. Rowan
                                        ----------------------------------
                                        Marcus R. Rowan


                                        Marcus Rowan Smith  Barney Inc.
                                        Keogh P.S. Cust.
                                        By:   /s/ Marcus R. Rowan
                                             ------------------------------
                                             Marcus R. Rowan


                                        /s/ James B. Metzger
                                        ----------------------------------
                                        James B. Metzger


                                         /s/ John M. Camp III
                                        ----------------------------------
                                        John M. Camp III


                                         /s/ Thomas C. Hardy
                                        -----------------------------------
                                           Thomas C. Hardy


                                         /s/ Stanley I. Aber
                                        -----------------------------------
                                        Stanley I. Aber

                                SCHEDULE OF PURCHASERS
                               -----------------------

                                                            PRINCIPAL
      NAME AND ADDRESS                  NUMBER    PURCHASE  AMOUNT OF
      OF PURCHASER                      OF UNITS  PRICE     DEBENTURES
      -------------------------------   --------  --------- ----------
      Harvey H. Conger Trust No. 2      2         150,000   120,000
      1700 Commerce Street, 19th Fl.
      Dallas, Texas 75201
      Blake Davenport, Trustee


      Robert M. Davenport               2         150,000   120,000
      P.O. Box 3511
      Midland, Texas 79702


      Wall Street Consultants, Inc.     1.33      100,000    80,000
      32 East 57th Street
      New York, New York 10022
      Donald Kirsch, President

      Thomas A. Slamecka                1          75,000    60,000
      305 Mossy Pointe
      Duluth, Georgia 30155


      Alan Feldman                      0.67       50,000    40,000
      c/o Smith Barney
      767 Fifth Avenue. 7th Floor
      New York, New York 10153

      Alden Foundation                  0.325     24,375    19,500
      c/o Alan Gelband
      30 Lincoln Plaza
      New York, N.Y. 10023



      Alan Gelband Co. Defined
       Contribution Pension Plan        0.3       22,500     18,000
      575 Madison Avenue
      New York, New York 10022


      John McMahon                      0.5        37,500    30,000
      West Lake Road
      Tuxedo Park, New York 10987


      Jonathan F. Boucher               0.5        37,500    30,000
      536 North Street
      Harrison, New York 10528

      JBR Trust No. 4                   0.5        37,500    30,000
      c/o Diversified Financial
        Management Corp.
      200 West Madison St., Suite 300
      Chicago, Illinois 60606-3414

      LGD Corporation                   0.5        37,500    30,000
      6 Trails End
      Chappaqua, New York 10514

      Mark Mamolen                      0.5        37,500    30,000
      c/o Caristreet Partners
      1758 West 28th Street
      Sunset Island No. 1
      Miami Beach, Florida 33140


      Marcus Rowan                      0.34      25,500    20,400
      3525 Turtle Creek, Apt. 5B
      Dallas, Texas 75219

      Marcus Rowan Smith Barney Inc.
         Keogh P.S. Cust.               0.16      12,000      9,600
      40 West 57th St
      New York, New York 10019


      James B. Metzger                  0.5        37,500    30,000
      888 Park Avenue
      New York, N. Y. 10021-0235

      John M. Camp III                  0.34       25,500    20,400
      8300 Boone Blvd., Suite 500
      Vienna, Virginia 22182


      Thomas Hardy                      0.335      25,125    20,100
      935 Park Avenue
      New York, New York 10028

      Stanley I. Aber                   0.2        15,000    12,000
      145 East 92nd Street
      New York, N. Y. 10128


      --------------------------------  -------   --------- -----------
      TOTALS:                           12.0      900,000   720,000




      NAME AND ADDRESS              SHARES OF         CLOSING
      OF PURCHASER                  COMMON STOCK      DATE
      ----------------------        ---------------   ---------------
      Harvey H. Conger Trust No. 2  40,000            October 25, 1996
      1700 Commerce Street, 19th
      Fl.
      Dallas, Texas 75201
      Blake Davenport, Trustee


      Robert M. Davenport           40,000            October 25, 1996
      P.O. Box 3511
      Midland, Texas 79702

      Wall Street Consultants,      26,667            October 25, 1996
      Inc.
      32 East 57th Street
      New York, New York 10022
      Donald Kirsch, President


      Thomas A. Slamecka            20,000            October 25, 1996
      305 Mossy Pointe
      Duluth, Georgia 30155


      Alan Feldman                  13,333            October 25, 1996
      c/o Smith Barney
      767 Fifth Avenue. 7th Floor
      New York, New York 10153

      Alden Foundation              6,500             October 25, 1996
      c/o Alan Gelband
      30 Lincoln Plaza
      New York, N.Y. 10023



      Alan Gelband Co. Defined
       Contribution Pension Plan    6,000             October 25, 1996
      575 Madison Avenue
      New York, New York 10022


      John McMahon                  10,000            October 25, 1996
      West Lake Road
      Tuxedo Park, New York 10987

      Jonathan F. Boucher           10,000            October 25, 1996
      536 North Street
      Harrison, New York 10528


      JBR Trust No. 4               10,000            October 25, 1996
      c/o Diversified Financial
        Management Corp.
      200 West Madison St., Suite
      300
      Chicago, Illinois 60606-3414


      LGD Corporation               10,000            October 25, 1996
      6 Trails End
      Chappaqua, New York 10514


      Mark Mamolen                  10,000            October 25, 1996
      c/o Caristreet Partners
      1758 West 28th Street
      Sunset Island No. 1
      Miami Beach, Florida 33140


      Marcus Rowan                  6,800             October 25, 1996
      3525 Turtle Creek, Apt. 5B
      Dallas, Texas 75219


      Marcus Rowan Smith Barney
      Inc. Keogh P.S. Cust.         3,200             October 25, 1996
      40 West 57th St
      New York, New York 10019


      James B. Metzger              10,000            October 25, 1996
      888 Park Avenue
      New York, N. Y. 10021-0235

      John M. Camp III               6,800            October 25, 1996
      8300 Boone Blvd., Suite 500
      Vienna, Virginia 22182


      Thomas Hardy                   6,700            October 25, 1996
      935 Park Avenue
      New York, New York 10028

      Stanley I. Aber                4,000            October 25, 1996
      145 East 92nd Street
      New York, N. Y. 10128


      ----------------------        ---------------
      TOTALS:                       240,000